Prospectus Supplement                                              217265  8/04

dated August 5, 2004 to:
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PUTNAM PRIME MONEY MARKET FUND

Prospectuses dated January 30, 2004, as revised May 7, 2004

The footnote to the Annual Fund Operating Expenses table contained in "Fund summary--Fees and expenses" is revised to read as follows:

Reflects Putnam Management's contractual obligation to limit fund expenses through 9/30/04. Putnam Management may, from time to time, limit fund expenses, exclusive of brokerage, interest, taxes, extraordinary expenses and distribution fees, to an annual rate as low as 0.15% of the fund's average net assets and, in any event, will limit those expenses to an annual rate no greater than 0.20% of the fund's average net assets.